EXHIBIT 10.1

                               PURCHASE AGREEMENT

     This Purchase Agreement (this "AGREEMENT"), dated as of July 15, 2004, is by and among LTC Properties, Inc., a Maryland corporation (the "COMPANY"), each Purchaser listed under the heading "Direct Purchasers" on SCHEDULE A (each, a "DIRECT PURCHASER"), each Investment Adviser listed under the heading "Investment Advisers" on the signature pages hereto (each, an "INVESTMENT ADVISER") who are entering into this Agreement on behalf of themselves (as to
Section 5 of this Agreement) and those Purchasers which are a fund or individual or other investment advisory client of such Investment Adviser listed under their respective names on SCHEDULE B (each, a "CLIENT"), and each Broker-Dealer listed on SCHEDULE C (each, a "BROKER-DEALER") which is entering into this Agreement on behalf of itself (as to Section 6 of this Agreement) and those Purchasers which are customers for which it has power of attorney to sign listed under their respective names on SCHEDULE C (each, a "CUSTOMER"). Each of the Customers, Direct Purchasers and Clients are referred to herein as individually, a "PURCHASER" and collectively, the "PURCHASERS."

     WHEREAS, 4,000,000 shares of Company's 8.0% Series F Cumulative Preferred Stock, par value $0.01 per share (the "SERIES F PREFERRED STOCK") are currently issued and outstanding.

     WHEREAS, the Purchasers desire to purchase from the Company (or their Investment Advisers and Broker-Dealers desire to purchase on their behalf from the Company), and the Company desires to issue and sell to each Purchaser the number of shares of Series F Preferred Stock (the "OFFERED SHARES") set forth opposite the name of each Purchaser on SCHEDULE A, SCHEDULE B or SCHEDULE C, as the case may be, at a price per share of $23.64, reflecting an effective yield of 8.50% plus accrued and unpaid dividends on the Series F Preferred Stock from and including July 2, 2004 through and including the closing date in respect of such sale.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

     1. PURCHASE AND SALE. Subject to the terms and conditions hereof, the Investment Advisers and the Broker-Dealers (on behalf of Purchasers which are Clients and Customers, respectively) and the other Purchasers hereby severally and not jointly agree to purchase from the Company, and the Company agrees to issue and sell to the several Purchasers the number of Offered Shares set forth next to such Purchaser's name on SCHEDULE A, SCHEDULE B or SCHEDULE C, as the case may be, at a price per share of $23.64 (the "PURCHASE PRICE") at the Closing (as defined below), such Purchase Price reflecting an effective yield of 8.50% plus accrued and unpaid dividends on the Series F Preferred Stock from and including July 2, 2004 through and including the Closing Date. The aggregate Purchase Price payable on the Closing Date in respect of all shares of Series F Preferred Stock pursuant to this Purchase Agreement is set forth on SCHEDULE D hereof.

     2. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Each Purchaser represents and warrants with respect to itself that:

          (a) DUE AUTHORIZATION. Such Purchaser has full power and authority to enter into this Agreement and is duly authorized to purchase the Offered Shares in the amount set forth opposite its name on SCHEDULE A, SCHEDULE B or SCHEDULE C, as the case may be. This Agreement has been duly authorized by such Purchaser and duly executed and delivered by or on behalf of such Purchaser. This Agreement constitutes a legal, valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought (the "ENFORCEABILITY EXCEPTIONS").

          (b) PROSPECTUS AND PROSPECTUS SUPPLEMENT. Such Purchaser has received a copy of the Company's Basic Prospectus dated April 5, 2004, [the preliminary prospectus supplement dated July 15, 2004 and the Prospectus Supplement dated July 16, 2004 (each as defined below).

          (c) OWNERSHIP OF EXCESS SHARES OF CAPITAL STOCK. As of the date hereof and after giving effect to the transaction contemplated hereby, such Purchaser, together with its subsidiaries and affiliates, does not own directly or indirectly more than 9.8% in number of shares or value, whichever is more restrictive, of any class or series of the issued and outstanding capital stock of the Company. Purchaser expressly acknowledges that the provisions of the Company's Articles of Incorporation, as amended or supplemented (the "CHARTER"), in general, and the Articles Supplementary relating to the Offered Shares ("ARTICLES SUPPLEMENTARY"), in particular, prohibit the ownership by Purchaser (together with its subsidiaries and affiliates) directly or indirectly of more than 9.8% of the number of issued and outstanding Series F Preferred Stock and not more than 9.8% of the number of issued and outstanding shares of any other class or series of the Company's capital stock and, in the event Purchaser's Series F Preferred Stock acquired pursuant to this Agreement or otherwise constitute Excess Shares (as defined in the Charter), the Company may repurchase such number of the Purchaser's Series F Preferred Stock on the terms set forth in the Charter and referenced in the Articles Supplementary as is necessary to cause Purchaser to thereafter not own any Excess Shares.

     3. REPRESENTATIONS AND WARRANTIES OF COMPANY. The Company represents and warrants that:

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "ACT") and meets the requirements pursuant to the standards for such Form as were in effect immediately prior to October 21, 1992. The Company's Registration Statement (as defined below) was declared effective by the SEC (as defined below) and the Company has filed such post-effective amendments thereto as may be required under applicable law prior to the execution of this Agreement and each such post-effective amendment became effective. The SEC has not issued, nor to

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


          the Company's knowledge, has the SEC threatened to issue or intends to issue, a stop order with respect to the Registration Statement, nor has it otherwise suspended or withdrawn the effectiveness of the Registration Statement or to the Company's knowledge, threatened to do so, either temporarily or permanently, nor, to the Company's knowledge, does it intend to do so. On the effective date, the Registration Statement complied in all material respects with the requirements of the Act and the rules and regulations promulgated under the Act (the "REGULATIONS"); at the effective date the Basic Prospectus (as defined below) complied, and at the Closing the Prospectus (as defined below) will comply, in all material respects with the requirements of the Act and the Regulations; each of the Basic Prospectus and the Prospectus as of its date and at the Closing Date did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any of the Purchasers, Cohen & Steers Capital Advisors, LLC, in its capacity as placement advisor ("PLACEMENT ADVISOR"), any Investment Advisers or Broker-Dealers, or any of their respective affiliates, expressly for use in the Prospectus. As used in this Agreement, the term "REGISTRATION STATEMENT" means the shelf registration statement on Form S-3 (File No. 333-113847), as declared effective by the Securities and Exchange Commission (the "SEC"), including exhibits, financial statements, schedules and documents incorporated by reference therein. The term "BASIC PROSPECTUS" means the prospectus included in the Registration Statement, as amended, or as supplemented and filed with the SEC pursuant to Rule 424 under the Act in connection with the sale of the Offered Shares hereunder. The term "PROSPECTUS SUPPLEMENT" means the prospectus supplement specifically relating to the Offered Shares as to be filed with the SEC pursuant to Rule 424 under the Act in connection with the sale of the Offered Shares hereunder. The term "PROSPECTUS" means the Basic Prospectus and the Prospectus Supplement taken together. The term "PRELIMINARY PROSPECTUS" means any form of preliminary prospectus used in connection with the marketing of the Offered Shares, including the [preliminary prospectus supplement dated as of July 15, 2004 and the Basic Prospectus used with any such preliminary prospectus supplement in connection with the marketing of the Offered Shares. Any reference in this Agreement to the Registration Statement, the Prospectus or any preliminary prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date hereof or the date of the Prospectus or any preliminary prospectus as the case may be, and any reference herein to any amendment or supplement to the Registration Statement, the Prospectus or any preliminary prospectus shall be deemed to refer to and include any documents filed after such date and through the date of such amendment or supplement under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and so incorporated by reference.

          (b) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change or any development which could reasonably be expected to give rise to a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and the subsidiaries of the Company, if any (the "SUBSIDIARIES") considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (iii) other than regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its shares of equity securities.

          (c) The Company has been duly organized as a corporation and is validly existing in good standing under the laws of the State of Maryland. Each of the Subsidiaries of the Company has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. Each of the Company and its Subsidiaries has the required power and authority to own and lease its properties and to conduct its business as described in the Prospectus; and each of the Company and its Subsidiaries is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise.

          (d) As of the date hereof, the authorized capital stock of the Company consisted of 45,000,000 shares of Common Stock, par value $0.01 per share (the "COMMON STOCK"), and 15,000,000 shares of Preferred Stock, par value $0.01 per share, of which 19,652,947 shares of Common Stock, 2,000,000 shares of 8.5% Series C Cumulative Convertible Preferred Stock (the "SERIES C PREFERRED STOCK"), 1,394,200 shares of 8.5% Series E Cumulative Convertible Preferred Stock (the "SERIES E PREFERRED STOCK") and 4,000,000 Series F Preferred Stock, are issued and outstanding as of such date (without giving effect to any preferred stock issued or to be issued as contemplated by this Agreement or the application of the proceeds of the offering contemplated hereby). There are 6,800,000 of preferred shares that are authorized, unclassified and unissued of which 2,000,000 additional shares will be designated as Series F Preferred Stock. There are 805,800 shares of classified Series E Preferred Stock which have been converted into shares of Common Stock and are available for reclassification as authorized and unissued preferred stock. The issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Offered Shares have been duly authorized, and when issued in accordance with the terms of the Articles Supplementary (as defined below) and delivered as contemplated hereby, will be validly issued, fully paid and non-assessable; the Offered Shares, the Common Stock and the Series E and F Preferred Stock of the Company conform to all statements relating thereto contained in the Prospectus; and the issuance of the Offered Shares is not subject to preemptive or other similar rights.

          (e) Neither the Company nor any of its Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material  contract,  indenture,  mortgage,
     loan agreement, note, lease or other instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or any of them are bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except where such violation or default would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement, the execution and filing of the Articles Supplementary, and the issuance and delivery of the Offered Shares and the consummation of the transactions contemplated herein have been duly authorized by all necessary action and will not conflict with or constitute a material breach of, or material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any of its Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or any of them are bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation of the Company, as amended and supplemented by the Articles Supplementary, by-laws or other organizational documents of the Company or any of its Subsidiaries or any law, administrative regulation or administrative or court decree applicable to the Company.

          (f) The Company is organized in conformity with the requirements for qualification and, as of the date hereof and as of the Closing, operates in a manner that qualifies it as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and will be so qualified after giving effect to the sale of the Offered Shares.

          (g) The Company is not required to be registered under the Investment Company Act of 1940, as amended.

          (h) No legal or governmental proceedings are pending to which the Company or any of its Subsidiaries is a party or to which the property of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and no such proceedings have been threatened against the Company or any of its Subsidiaries or with respect to any of their respective properties that are required to be described in the Registration Statement or the Prospectus and are not described therein.

          (i) No authorization, approval or consent of or filing with any court or United States federal or state governmental authority or agency is necessary in connection with the sale of the Offered Shares hereunder, except (i) such as may be required under the Act or the Regulations or state securities laws or real estate syndication laws and (ii) the filing of the Articles Supplementary as set forth in paragraph (l) below.

          (j) The Company and its Subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them, except where the failure to possess such certificates, authority or permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or, to the Company's knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise, nor, to the knowledge of the Company, are any such proceedings threatened or contemplated.

          (k) The Company has full power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as may be limited by the Enforceability Exceptions.

          (l) The Articles Supplementary, and the filing of the Articles Supplementary with the State Department of Assessments and Taxation of Maryland on behalf of the Company, have each been duly authorized by the Company; the Articles Supplementary will be filed with the State Department of Assessments and Taxation of Maryland on behalf of the Company prior to the time that any Offered Shares are issued pursuant to this Agreement and when so filed will constitute a valid and legally binding supplement to the Articles of Incorporation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.

          (m) As of the dates set forth therein or incorporated by reference, the Company had good and marketable title to all of the properties and assets reflected in the audited financial statements contained in the Prospectus, subject to no lien, mortgage, pledge or encumbrance of any kind except (i) those reflected in such financial statements, (ii) as are otherwise described in the Prospectus, (iii) as do not materially adversely affect the value of such property or interests or interfere with the use made or proposed to be made of such property or interests by the Company and each of its Subsidiaries or (iv) which constitute customary provisions of mortgage loans secured by the Company's properties creating obligations of the Company with respect to proceeds of the properties, environmental liabilities and other customary protections for the mortgagees.

          (n) Neither the issuance, sale and delivery of the Offered Shares nor the application of the proceeds thereof by the Company as described in the Prospectus will cause the Company to violate or be in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

          (o) The statements set forth in the Basic Prospectus under the caption "Description of Preferred Stock" and the statements set forth in the Prospectus Supplement under the caption "Description of Our Capital Stock--Series F Preferred Stock," in each case, in so far as such statements purport to summarize provisions of laws or documents referred to therein, are correct in all material respects and fairly present the information required to be presented therein.

     4. REPRESENTATION AND WARRANTIES OF THE INVESTMENT ADVISERS. To induce the Company to enter into this Agreement, each of the Investment Advisers hereby represents and warrants that:

          (a) It is an investment adviser duly registered with the SEC under the Investment Advisers Act of 1940.

          (b) It has been duly authorized to act as investment adviser on behalf of each Client on whose behalf it is signing this Agreement (as identified under the name of such Investment Adviser on SCHEDULE B hereto) and has the sole authority to make the investment decision to purchase Offered Shares hereunder on behalf of such Client.

          (c) It has the power and authority to enter into and execute this Agreement on behalf of each of the Clients listed under its name on SCHEDULE B hereto.

          (d) This Agreement has been duly authorized, executed and delivered by it and, assuming it has been duly authorized, executed and delivered by the Company, constitutes a legal, valid and binding agreement of such Investment Adviser, enforceable against it in accordance with its terms except as may be limited by the Enforceability Exceptions.

          (e) It has received a copy of the Company's Basic Prospectus dated April 5, 2004 and Prospectus Supplement dated July 16, 2004.

     5. REPRESENTATION AND WARRANTIES OF THE BROKER-DEALERS. To induce the Company to enter into this Agreement, each Broker-Dealer represents and warrants that:

          (a) It is duly registered and in good standing as a broker-dealer under the Exchange Act and is licensed or otherwise qualified to do business as a broker-dealer with the National Association of Securities Dealers, Inc. and in all states in which it will offer any Offered Shares pursuant to this Agreement.

          (b) It has delivered a copy of the Prospectus to each Purchaser set forth under its name on SCHEDULE C hereto.

          (c) It has been granted a duly authorized power-of-attorney to execute and deliver this Agreement on behalf of each Customer on whose behalf it is signing this Agreement (as identified under the name of such Broker-Dealer on SCHEDULE C hereto) and such power has not been revoked.

          (d) This Agreement has been duly authorized, executed and delivered by it and, assuming it has been duly authorized, executed and delivered by the Company, constitutes a legal, valid and binding agreement of such Broker-Dealer, enforceable against it in accordance with its terms except as may be limited by the Enforceability Exceptions.

     6. CONDITIONS TO OBLIGATIONS OF THE PARTIES. (a) The Purchasers' several obligation to purchase the Offered Shares shall be subject to the following conditions having been met:

                    (i) the  representations and warranties set forth in Section
               3 of this Agreement shall be true and correct with the same force and effect as though expressly made at and as of the Closing,

                    (ii) the  Purchasers  shall have  received  an opinion  from
               Ballard Spahr Andrews & Ingersoll, LLP, special Maryland counsel to the Company, dated as of the date of the Closing, substantially in the form attached hereto as EXHIBIT A,

                    (iii) the  Purchasers  shall have  received an opinion  from
               Reed Smith LLP, special securities counsel to the Company, dated as of the date of the Closing, in form and substance reasonably acceptable to the Placement Advisor and its counsel,

                    (iv) the  Placement  Advisor  shall have  received a comfort letter from Ernst & Young LLP, dated as of the Closing, substantially in the form attached hereto as EXHIBIT C, and

                    (v) on the Closing Date, the Company shall have delivered to the Purchasers a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date, setting forth that each of the representations and warranties contained in this Agreement shall be true on and as of the Closing Date as if made as of the Closing Date and each of the conditions and covenants contained herein shall have been complied with to the extent compliance is required prior to Closing, and shall have delivered such other customary certificates as the Placement Advisor shall have reasonably requested.

          (b) The Company's obligation to issue and sell the Offered Shares shall be subject to the following conditions having been met:

               (i) the representations and warranties set forth in Sections 2, 4 and 5 of this Agreement shall be true and correct with the same force and effect as though expressly made at and as of the Closing and

               (ii) the Settlement Agent shall have received payment in full for the Purchase Price for the Offered Shares by federal wire transfer of immediately available funds, not less than the aggregate amount of $30,000,000 net of fees, commissions and expenses.

     7. CLOSING. Provided that the conditions set forth in Section 6 hereto and the last sentence of this Section 7 have been met or waived at such time, the transactions contemplated hereby shall be consummated on July [ ], 2004, or at such other time and date as the parties hereto shall agree (each such time and date of payment and delivery being herein called the "CLOSING"). At the Closing, settlement shall occur through Jefferies & Company, or an affiliate thereof, on a delivery versus payment basis through the DTC ID System.

     8. COVENANTS. The Company hereby covenants and agrees that (a) as soon as practicable, the Company shall apply for listing the Offered Shares for trading on the New York Stock Exchange ("NYSE") and will use its reasonable best efforts to obtain approval of the NYSE with respect to such listing as soon as practicable within 30 days after the Closing Date, and if such approval is not so obtained within 30 days, to continue to use its reasonable best efforts to obtain such approval as soon as practicable thereafter and] (b) subject to all Purchasers consummating the purchase of the Offered Shares at the Closing, the Company will use the proceeds of the offering contemplated hereby as set forth under the caption "Use of Proceeds" in the Prospectus Supplement.

     9. TERMINATION. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, by written notice promptly given to the other parties hereto, at any time prior to the Closing by the Company, on the one hand, or any Purchaser on the other, if the Closing shall not have occurred on or prior to [August] 1, 2004; PROVIDED that the Company or such Purchaser, as the case may be, shall not be entitled to terminate this Agreement pursuant to this Section 9 if the failure of Closing to occur on or prior to such dates results primarily from such party itself having materially breached any representation, warranty or covenant contained in this Agreement.

     10. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and, if to the Purchasers, shall be sufficient in all respects if delivered or sent by facsimile to 212-446-9181 or by certified mail to Cohen & Steers Capital Advisors, LLC, 757 Third Avenue, New York, New York 10017, Attention: Bradley Razook, and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company by facsimile to 805-981-8663 or by certified mail to the Company at 22917 Pacific Coast Highway, Suite 350, Malibu, CA 90265, Attention: Chief Financial Officer

     11. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York, without regard to conflict of laws principles.

     12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

     13. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Executed counterparts may be delivered by facsimile.

     14. CONSTRUCTION. When used herein, the phrase "to the knowledge of" the Company or "known to" the Company or any similar phrase means the actual knowledge of the Chief Executive Officer, Chief Financial Officer or Chief Operating Officer of the Company and includes the knowledge that such officers would have obtained of the matter represented after reasonable due and diligent inquiry of those employees of the Company whom such officers reasonably believe would have actual knowledge of the matters represented.

                  IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed and delivered as of the date first above written.

                        LTC PROPERTIES, INC.

                        By:
                               ------------------------------------------------
                               Name:   [                                 ]
                               Title:  [                                 ]








                    [Signature Page for Purchase Agreement]

                        DIRECT PURCHASERS

                        [                            ]




                        By:
                               ------------------------------------------------
                               Name:   [                                  ]
                               Title:  [                                  ]






                    [Signature Page for Purchase Agreement]

                        INVESTMENT ADVISERS

                          [                              ] on behalf of itself
                          (solely  with respect to paragraph 4) and each Client
                           set forth under its name on Schedule B


                        By:
                               ------------------------------------------------
                               Name:   [                                  ]
                               Title:  [                                  ]




                    [Signature Page for Purchase Agreement]
                                     Page 3

                                    CUSTOMERS

               Each of the Several persons or entities listed under the heading "Account Name" on Attachment [ ] to Schedule C hereto

                   By:  [                  ], as agent and attorney-in-fact




                   By:
                          ------------------------------------------------------
                          Name
                          Title:



                       [                      ] on behalf of  itself  and solely
                        with respect to paragraph 5

                   By:
                          ------------------------------------------------------
                          Name
                          Title:






                    [Signature Page for Purchase Agreement]
                                     Page 4

                                   SCHEDULE A

NAME OF DIRECT PURCHASERS                                NUMBER OF SHARES
   [                       ]                        [                       ]




                    [Signature Page for Purchase Agreement]
                               Schedule A-Page 1

                                   SCHEDULE B

NAME OF INVESTMENT ADVISER                              NUMBER OF SHARES

   [             ]

     CLIENTS

   [             ]





                    [Signature Page for Purchase Agreement]
                               Schedule B-Page 1

                                   SCHEDULE C

NAME OF BROKER DEALER:                               NUMBER OF SHARES
   [                   ]

     Customers for whom it is signing this Agreement as agent and attorney-in-fact :

                                           The amount set forth opposite such
                                           name on Attachment [ ] to Schedule
Each of the several persons or entities"   C hereto under the heading "Amount"
set forth under the heading "Account       (in the aggregate [      ])
Name" on Attachment [ ] to Schedule C
hereto

                                   SCHEDULE D

                            AGGREGATE PURCHASE AMOUNT

$[       ]





                    [Signature Page for Purchase Agreement]
                               Schedule C-Page 1




                                       C-1